MAXIM SERIES FUND, INC.

                  Maxim T. Rowe Price MidCap Growth Portfolio

                                  Annual Report

                                December 31, 2002











This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                   MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO

The Maxim T. Rowe Price MidCap Growth Portfolio lagged the broad-based S&P MidCap 400 Index but was ahead of the Lipper Mid-Cap Growth Funds Index and the Russell Midcap Growth Index, which are more aggressive-growth oriented. The S&P MidCap 400 benefited from its significant representation of value stocks, which outperformed for the year. The Portfolio's growth-at-a-reasonable-price approach enabled it to sidestep the more severe losses of our more aggressive benchmarks. The Portfolio's significant weighting in the energy sector also aided results, but the limited weighting in consumer staples hurt performance. Nonetheless, the Portfolio's significant decline for the year reflects the fact that there were few places, especially among growth stocks, to hide in 2002.

Stocks posted their third consecutive negative year in 2002 as the economy struggled to gain momentum and investors were shaken by a series of corporate governance and accounting scandals. Consumers remained the pillar of the economy, but holiday spending was disappointing and business investment continued to be lackluster. After a rally in October and November, the market slipped as the year closed due to geopolitical concerns and global economic uncertainty. Commodity prices, led by crude oil and gold, rose significantly due to the threats posed by Iraq and North Korea and strikes in Venezuela that curtailed oil production. All but two sectors of the S&P MidCap 400 Index fell during the year, and most of them posted double digit declines, led by telecommunication services (-49%) and information technology (-39%). Only the consumer staples (+5%) and energy sectors (+9%) rose in 2002.

Top contributors included luxury accessories maker Coach, which continue to post excellent results, wireless service provider Nextel Communications, which soared after reporting its first-ever profitable quarter and better-than-expected subscriber growth, and managed care provider Wellpoint Health Networks, a well-managed company in a defensive growth industry.

Top detractors included cellular phone service provider Western Wireless, which posted worse-than-expected results, asset manager Waddell & Reed Financial, a strong franchise hurt by steep declines among growth stocks, and biotechnology company Sepracor, which experienced a number of disappointments with new products. T. Rowe Price eliminated Sepracor.

Recent new purchases were directed primarily to the health care and industrials and business services sectors, while the Portfolio was a net seller of the financial and consumer discretionary sectors. Top purchases included generic drug makers Barr Laboratories and Mylan Laboratories and gold mining company Newmont Mining. T. Rowe Price thinks that generic drug manufacturers will benefit as the nation struggles to contain health care costs. Top sales included Affiliated Computer Services, in which the Portfolio took profits, Capital One Financial and Shire Pharmaceuticals, both of which were eliminated. Affiliated Computer Services remains a core holding (among our top 10 at period end). T. Rowe Price was concerned about Capital One's exposure to low-quality credit card debt, and disappointed by the departure of Shire Pharmaceuticals' CEO, whom T. Rowe Price admired.

Equity valuations are attractive. T. Rowe Price expects a gradually strengthening economy in 2003 and a number of our holdings, from employment services to industrial stocks, would benefit. Fundamentals remain strong throughout health care, including biotechnology, pharmaceuticals, and health care services. Prospects for mid-cap growth stocks are especially favorable as mid-cap valuations are below those of large-caps while mid-cap earnings are expected to grow faster.

                              Line Graph Comparison

           Maxim T. Rowe
            Price MidCap        S&P MidCap

          Growth Portfolio      400 Index

             10,000.00          10,000.00
 1997        11,086.00          11,702.97
 1998        13,550.42          13,937.20
 1999        16,883.82          15,988.89
 2000        18,123.09          18,788.54
 2001        17,920.11          18,675.81
 2002        13,981.27          15,965.95

$13,981.27  Maxim T. Rowe Price MidCap Growth Portfolio

$15,965.95  S&P MidCap 400 Index

As of 12/31/02

Maxim T. Rowe Price MidCap Growth Portfolio
Total Return -

One Year: -21.98%
Five Years: 4.75%
Since Inception: 6.28%

Portfolio Inception: 7/1/97

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim T. Rowe Price MidCap Growth Portfolio, made at its inception, with the performance of the S&P MidCap 400 Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price MidCap Growth Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price MidCap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                       T.ROWE PRICE
                                                                                          MIDCAP
                                                                                          GROWTH
                                                                                         PORTFOLIO
                                                                                      ----------------
                                                                                      ----------------
ASSETS:
     Investments in securities, market value  (1)                                   $     204,696,386
     Cash                                                                                      13,590
     Dividends and interest receivable                                                         44,844
     Receivable for investments sold                                                          327,806
                                                                                      ----------------
                                                                                      ----------------

     Total assets                                                                         205,082,626
                                                                                      ----------------
                                                                                      ----------------

LIABILITIES:

     Due to investment adviser                                                                191,414
     Payable for investments purchased                                                        628,156
                                                                                      ----------------
                                                                                      ----------------

     Total liabilities                                                                        819,570
                                                                                      ----------------
                                                                                      ----------------

NET ASSETS                                                                          $     204,263,056
                                                                                      ================
                                                                                      ================

NET ASSETS REPRESENTED BY:  (See Note 6)
     Capital stock, $.10 par value                                                  $       1,702,410
     Additional paid-in capital                                                           215,930,246
     Net unrealized depreciation on investments                                            (4,329,743)
     Accumulated net realized loss on investments                                          (9,039,857)
                                                                                      ----------------
                                                                                      ----------------

NET ASSETS                                                                          $     204,263,056
                                                                                      ================
                                                                                      ================

NET ASSET VALUE PER OUTSTANDING SHARE                                               $           12.00
                                                                                      ================
                                                                                      ================
(Offering and Redemption Price)  (See Note 6)

SHARES OF CAPITAL STOCK:  (See Note 6)
     Authorized                                                                           230,000,000
     Outstanding                                                                           17,024,097

(1)  Cost of investments in securities:                                             $     209,026,129

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                       T.ROWE PRICE
                                                                                          MIDCAP
                                                                                          GROWTH
                                                                                         PORTFOLIO
                                                                                      ---------------
                                                                                      ---------------

INVESTMENT INCOME:

    Interest                                                                        $        172,795
    Dividends                                                                                655,784
    Foreign withholding tax                                                                   (3,261)
                                                                                      ---------------
                                                                                      ---------------

    Total income                                                                             825,318
                                                                                      ---------------
                                                                                      ---------------

EXPENSES:

    Audit fees                                                                                11,460
    Bank and custodial fees                                                                   36,691
    Investment administration                                                                 96,502
    Management fees                                                                        2,286,243
    Other expenses                                                                            23,296
                                                                                      ---------------
                                                                                      ---------------

    Total expenses                                                                         2,454,192

    Less amount reimbursed by investment adviser                                              53,637
                                                                                      ---------------
                                                                                      ---------------

    Net expenses                                                                           2,400,555
                                                                                      ---------------
                                                                                      ---------------

NET INVESTMENT LOSS                                                                       (1,575,237)
                                                                                      ---------------
                                                                                      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                                      (2,710,486)
    Change in net unrealized depreciation on investments                                 (55,042,530)
                                                                                      ---------------
                                                                                      ---------------

    Net realized and unrealized loss on investments                                      (57,753,016)
                                                                                      ---------------
                                                                                      ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $    (59,328,253)
                                                                                      ===============
                                                                                      ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                                   T.ROWE PRICE
                                                                                      MIDCAP
                                                                                      GROWTH
                                                                                     PORTFOLIO
                                                                         ------------------------------
                                                                         ------------------------------
                                                                             2002             2001
                                                                         --------------   -------------
                                                                         --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment loss                                                $    (1,575,237) $   (1,281,115)
    Net realized loss on investments                                        (2,710,486)     (5,140,031)
    Change in net unrealized appreciation (depreciation) on investments    (55,042,530)      5,328,946
                                                                         --------------   -------------
                                                                         --------------   -------------

    Net decrease in net assets resulting from operations                   (59,328,253)     (1,092,200)
                                                                         --------------   -------------
                                                                         --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized gains                                                                   (803,678)
                                                                         --------------   -------------
                                                                         --------------   -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                       92,741,567     156,660,227
    Reinvestment of distributions                                                              803,678
    Redemptions of shares                                                  (95,875,865)   (143,973,256)
                                                                         --------------   -------------
                                                                         --------------   -------------

    Net increase (decrease) in net assets resulting from share transactions (3,134,298)     13,490,649
                                                                         --------------   -------------
                                                                         --------------   -------------

    Total increase (decrease) in net assets                                (62,462,551)     11,594,771

NET ASSETS:
    Beginning of period                                                    266,725,607     255,130,836
                                                                         --------------   -------------
                                                                         --------------   -------------

    End of period  (1)                                                 $   204,263,056  $  266,725,607
                                                                         ==============   =============
                                                                         ==============   =============

OTHER INFORMATION:

SHARES:  (2)

    Sold                                                                     6,953,609      10,626,143
    Issued in reinvestment of distributions                                                     61,443
    Redeemed                                                                (7,270,669)     (9,683,043)
                                                                         --------------   -------------
                                                                         --------------   -------------

    Net increase (decrease)                                                   (317,060)      1,004,543
                                                                         ==============   =============
                                                                         ==============   =============

(1) Including undistributed net investment loss                        $                $

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                             Year Ended December 31,
                                        -------------------------------------------------------------
                                        -------------------------------------------------------------
                                          2002 ~      2001 ~       2000 ~       1999 ~      1998 ~
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------
Net Asset Value, Beginning of Period  $      15.38 $     15.62  $     15.83 $      13.47 $     11.07

Income from Investment Operations

Net investment income (loss)                  0.00                     0.06        (0.04)      (0.02)
Net realized and unrealized gain (loss)      (3.38)      (0.19)        1.08         3.28        2.47
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Income (Loss) From

    Investment Operations                    (3.38)      (0.19)        1.14         3.24        2.45
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Less Distributions

From net realized gains                                  (0.05)       (1.35)       (0.88)      (0.05)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Distributions                           0.00       (0.05)       (1.35)       (0.88)      (0.05)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Net Asset Value, End of Period        $      12.00 $     15.38  $     15.62 $      15.83 $     13.47
                                        ===========  ==========   ==========  ===========  ==========
                                        ===========  ==========   ==========  ===========  ==========


Total Return                               (21.98%)     (1.12%)       7.34%       24.60%      22.23%

Net Assets, End of Period ($000)      $    204,263 $   266,726  $   255,131 $    203,089 $   139,762

Ratio of Expenses to Average Net Assets:
    - Before Reimbursement                   1.07%       1.09%        1.08%        1.11%       1.16%
    - After Reimbursement #                  1.05%       1.05%        1.05%        1.05%       1.05%

Ratio of Net Investment Loss to
    Average Net Assets:

    - Before Reimbursement                  (0.71%)     (0.58%)      (0.34%)      (0.41%)     (0.32%)
    - After Reimbursement #                 (0.69%)     (0.55%)      (0.31%)      (0.35%)     (0.21%)

Portfolio Turnover Rate                     54.41%      56.73%       56.95%       66.80%      52.50%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the T. Rowe Price MidCap Growth Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.05% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $123,623,499 and $119,693,643, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $214,751,089. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $23,093,888 and gross depreciation of securities in which there was an excess of tax cost over value of $33,148,591, resulting in net depreciation of $10,054,703.

5. DISTRIBUTIONS TO SHAREHOLDERS

      For the year ended December 31, 2002 there were no distributions paid. The tax character of distributions paid during the year ended December 31, 2001 was from long-term capital gains in the amount of $803,678.

       As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments                                  (10,054,703)
      Undistributed net investment loss                                                     0
      Accumulated net realized loss on investments                                (9,039,857)
                                                                                  ------------
                                                                                  ------------
                                                                                  (19,094,560)
                                                                                  ============



      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales, net operating losses and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $1,222,228, which expires in the year 2009. The Portfolio also had current year deferred post-October capital losses of $2,092,669.

6. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

The Maxim Series Fund

T.Rowe Price MidCap Growth Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 2.78%
     18,000 Alliant Techsystems Inc*                                   1,122,300
     39,000 L-3 Communications Holdings Inc*                           1,751,490
    121,000 Rockwell Collins                                           2,814,460
                                                                      $5,688,250

AIR FREIGHT --- 0.69%
     43,000 Expeditors International of Washington Inc                 1,403,950
                                                                      $1,403,950

BANKS --- 0.17%

     19,000 Silicon Valley Bancshares*                                   346,750
                                                                        $346,750

BIOTECHNOLOGY --- 5.17%

     39,000 Cephalon Inc*                                              1,898,052
     75,000 Gilead Sciences Inc*                                       2,550,000
     53,000 Human Genome Sciences Inc*                                   466,930
     34,000 IDEC Pharmaceuticals Corp*                                 1,127,780
     15,000 Invitrogen Corp*                                             469,350
    104,000 MedImmune Inc*                                             2,825,680
     55,000 Millennium Pharmaceuticals Inc*                              436,700
     39,000 Protein Design Labs Inc*                                     331,500
     29,000 Vertex Pharmaceuticals Inc*                                  459,650
                                                                     $10,565,642

BROADCAST/MEDIA --- 2.07%

     69,000 Cox Radio Inc*                                             1,573,890
      7,000 EW Scripps Co Class A                                        538,650
    112,000 Rogers Communications Inc Class B*                         1,050,560
     29,000 Westwood One Inc*                                          1,083,440
                                                                      $4,246,540

BUILDING MATERIALS --- 1.11%
     32,000 American Standard Cos Inc*                                 2,276,480
                                                                      $2,276,480

CHEMICALS --- 1.25%

     32,000 Amylin Pharmaceuticals Inc*                                  516,480
     32,000 Potash Corp of Saskatchewan Inc                            2,034,880
                                                                      $2,551,360

COMPUTER HARDWARE & SYSTEMS --- 0.94%
     18,000 Lexmark International Group Inc Class A*                  1,089,000
     78,000 Seagate Technology Holdings*                                 836,940
                                                                      $1,925,940

COMPUTER SOFTWARE & SERVICES --- 9.07%
     44,800 Adobe Systems Inc                                          1,111,085
     60,000 Affiliated Computer Services Inc Class A*                 3,159,000
    124,000 Concord EFS Inc*                                           1,951,760
      6,100 Expedia Inc*                                                 408,274
     57,000 Fiserv Inc*                                                1,935,150
     47,700 Informatica Corp*                                            274,752
     36,000 Internet Security Systems Inc*                               659,880
     32,000 Intuit Inc*                                                1,501,440
     43,000 Mercury Interactive Corp*                                  1,274,950
     92,000 Network Associates Inc*                                    1,480,280
      7,000 Overture Services Inc*                                       191,170
     64,000 Siebel Systems Inc*                                          478,720
     62,000 SunGard Data Systems Inc*                                  1,460,720
     64,000 VERITAS Software Corp*                                       999,680
    210,000 VeriSign Inc*                                              1,684,200
                                                                     $18,571,061

CONGLOMERATES --- 0.44%

     21,000 Teleflex Inc                                                 900,690
                                                                        $900,690

DISTRIBUTORS --- 0.23%

     16,000 SYSCO Corp                                                   476,640
                                                                        $476,640

ELECTRONIC INSTRUMENT & EQUIP --- 2.92%
     91,000 Celestica Inc*                                             1,283,100
     11,800 Diebold Inc                                                  486,396
     36,500 Garmin Ltd*                                                1,069,450
     65,000 Jabil Circuit Inc*                                         1,164,800
     36,000 Molex Inc                                                    716,040
     58,000 Waters Corp*                                               1,263,240
                                                                      $5,983,026

ELECTRONICS - SEMICONDUCTOR --- 3.68%
     73,000 Intersil Corp*                                             1,017,620
     28,000 KLA-Tencor Corp*                                             990,360
     35,000 Marvell Technology Group Ltd*                                660,100
     23,000 Maxim Integrated Products Inc                                759,920
     63,000 Microchip Technology Inc                                   1,540,350
     35,000 Novellus Systems Inc*                                        982,800
     22,000 QLogic Corp*                                                 759,220
     75,000 Semtech Corp*                                                819,000
                                                                      $7,529,370

FINANCIAL SERVICES --- 4.35%
     62,000 Franklin Resources Inc                                     2,112,960
     25,000 Investors Financial Services Corp                            684,750
     29,000 Legg Mason Inc                                             1,407,660
     58,000 Principal Financial Group                                  1,747,540
    150,000 Waddell & Reed Financial Class A                           2,950,500
                                                                      $8,903,410

GOLD, METALS & MINING --- 0.81%
     57,000 Newmont Mining Corp                                        1,654,710
                                                                      $1,654,710

HEALTH CARE RELATED --- 8.90%
     63,000 Alkermes Inc*                                                395,010
     34,000 AmericsourceBergen Corp                                    1,846,540
     50,000 Anthem Inc                                                 3,145,000
     69,000 DaVita Inc*                                                1,702,230
    107,000 Health Management Associates Inc Class A                   1,915,300
    107,000 Manor Care Inc*                                            1,991,270
    181,000 Omnicare Inc                                               4,313,230
     21,000 Triad Hospitals Inc*                                         626,430
     33,000 WellChoice Inc*                                              790,350
     21,000 Wellpoint Health Networks Inc*                             1,494,360
                                                                     $18,219,720

INSURANCE RELATED --- 3.57%
     23,000 Mercury General Corp                                         864,340
     53,000 Nationwide Financial Services Inc                          1,518,450
     36,000 PMI Group Inc                                              1,081,440
     18,000 Progressive Corp                                             893,340
     53,000 Protective Life Corp                                       1,458,560
     40,000 Radian Group Inc                                           1,486,000
                                                                      $7,302,130

LEISURE & ENTERTAINMENT --- 1.64%
     92,000 Brunswick Corp                                             1,827,120
     72,000 Ticketmaster Class B*                                      1,527,840
                                                                      $3,354,960

MANUFACTURING --- 3.78%

     43,000 Danaher Corp                                               2,825,100
     41,000 ITT Industries Inc                                         2,488,290
     66,000 Roper Industries Inc                                       2,415,600
                                                                      $7,728,990

MEDICAL PRODUCTS --- 2.51%
    115,000 Apogent Techologies Inc*                                   2,392,000
     69,000 Laboratory Corp of America Holdings*                       1,603,560
     29,000 St Jude Medical Inc*                                       1,151,880
                                                                      $5,147,440

MISCELLANEOUS --- 0.80%

    142,000 Nextel Communications Inc Class A*                         1,640,100
                                                                      $1,640,100

OIL & GAS --- 9.07%
     96,000 BJ Services Co*                                            3,101,760
     36,000 Cooper Cameron Corp*                                       1,793,520
     29,000 Devon Energy Corp                                          1,331,100
     85,000 Diamond Offshore Drilling Inc                              1,857,250
     53,000 EOG Resources                                              2,115,760
     89,000 FMC Technologies Inc*                                      1,818,270
    135,000 Ocean Energy Inc                                           2,695,950
     71,000 Smith International Inc*                                   2,316,020
     62,000 XTO Energy Inc                                             1,531,400
                                                                     $18,561,030

PHARMACEUTICALS --- 3.99%

     39,000 Abgenix Inc*                                                 287,430
     14,000 Allergan Inc                                                 806,680
     28,000 Barr Laboratories Inc*                                     1,822,520
     50,000 IVAX Corp*                                                   606,500
     48,000 Mylan Laboratories Inc                                     1,675,200
     11,000 Neurocrine Biosciences Inc*                                  502,260
     64,000 Teva Pharmaceutical Industries Ltd sponsored ADR           2,471,040
                                                                      $8,171,630

RESTAURANTS --- 1.18%

     14,000 Outback Steakhouse Inc                                       482,160
     95,000 Starbucks Corp*                                            1,936,100
                                                                      $2,418,260

RETAIL --- 8.82%

     22,000 BJ's Wholesale Club Inc*                                     402,600
     89,000 Best Buy Co Inc*                                           2,149,350
     98,000 Dollar Tree Stores Inc*                                    2,407,860
     92,000 Family Dollar Stores Inc                                   2,871,320
     27,700 MSC Industrial Direct Co Inc Class A*                        491,675
     71,000 O'Reilly Automotive Inc*                                   1,795,590
     47,000 Ross Stores Inc                                            1,992,330
     53,000 TJX Cos Inc                                                1,034,560
     75,000 Whole Foods Market Inc*                                    3,954,750
     35,000 Williams-Sonoma Inc*                                         950,250
                                                                     $18,050,285

SPECIALIZED SERVICES --- 14.66%
     21,000 Apollo Group Inc Class A*                                    924,000
     62,000 BISYS Group Inc*                                             985,800
    152,000 BearingPoint Inc*                                          1,048,800
     72,100 Catalina Marketing Corp*                                   1,333,850
    141,000 Ceridian Corp*                                             2,033,220
    107,000 Certegy Inc*                                               2,626,850
     80,000 ChoicePoint Inc*                                           3,159,200
     15,300 Convergys Corp*                                              231,913
     64,000 DST Systems Inc*                                           2,275,200
     28,000 Education Management Corp*                                 1,052,800
     47,000 Hewitt Associates Inc*                                     1,489,430
     80,000 Iron Mountain Inc*                                         2,640,800
     39,000 Lamar Advertising Co*                                      1,312,350
     85,000 Manpower Inc                                               2,711,500
    132,000 Robert Half International Inc*                             2,126,520
     85,000 Viad Corp                                                  1,899,750
     47,000 Weight Watchers International Inc*                         2,160,590
                                                                     $30,012,573

TELEPHONE & TELECOMMUNICATIONS --- 0.48%
     94,000 Triton PCS Holdings Inc Class A*                             369,420
    117,300 Western Wireless Corp Class A*                               621,680
                                                                        $991,100

TEXTILES --- 0.90%

     56,000 Coach Inc*                                                 1,843,520
                                                                      $1,843,520

TOTAL COMMON STOCK --- 95.98%                                       $196,465,557
(Cost $200,795,300)

SHORT-TERM INVESTMENTS

  8,231,000 Freddie Mac                                                8,230,829
               0.760%, January 2, 2003

TOTAL SHORT-TERM INVESTMENTS --- 4.02%                                $8,230,829
(Cost $8,230,829)

TOTAL T.ROWE PRICE MIDCAP GROWTH PORTFOLIO --- 100%                 $204,696,386
(Cost $209,026,129)


Legend

*  Non-income Producing Security
See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim T. Rowe Price MidCap Growth Portfolio were:

            For:       172,057,902.906
            Against:   2,845,016.347
            Abstain*:  1,370,359.747


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++for the Maxim T. Rowe Price MidCap Growth Portfolio were:

PROPOSAL #3
            For:       170,620,487.06
            Against:   1,234,218.95
            Abstain*:  1,069,689.77

PROPOSAL #4
            For:       170,574,478.90
            Against:   1,250,971.93
            Abstain*:  1,098,944.96

PROPOSAL #5a
            For:       170,649,742.25
            Against:   787,389.69
            Abstain*:  1,487,263.84
PROPOSAL #5b
            For:       170,618,986.79
            Against:   856,401.93
            Abstain*:  1,449,007.06

PROPOSAL #5c
            For:       170,906,787,85
            Against:   557,848.96
            Abstain*:  1,459,758.97

PROPOSAL #5d
            For:       170,592,482.09
            Against:   780,388.44
            Abstain*:  1,551,525.25

PROPOSAL #5e
            For:       170,937,293.26
            Against:   540,345.86
            Abstain*:  1,446,756.66

PROPOSAL #5f
            For:       170,804,269.66
            Against:   675,369.81
            Abstain*:  1,444,756.30

PROPOSAL #5g
            For:       170,723,005.25
            Against:   752,383.48
            Abstain*:  1,449,007.06

PROPOSAL #5h
            For:       170,567,727.70
            Against:   732,129.88
            Abstain*:  1,624,538.20

PROPOSAL #6c
            For:       171,037,811.09
            Against:   627,611.34
            Abstain*:  1,258,973.35

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.